Exhibit 99.1

September 2018 1 © 2018 Glaukos Corporation 1

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent®; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance both in the United States and internationally of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident, natural disaster or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. 2 © 2018 Glaukos Corporation

Glaukos is Transforming GlaucomaTherapy OUR MISSION To pioneer and lead the global glaucoma market micro-scale injectable therapies that advance the with standard-of-care and enrich the lives and treatment alternatives for glaucoma patients worldwide. 3 © 2018 Glaukos Corporation

2018 Key Objectives Driving MIGS towards the global standard of care while advancing a transformational future Obtain FDA approval and commence US commercial launch of iStent inject® Begin patient enrollment of key pivotal studies Drive increased penetration markets in our international Expand our pharmaceutical continued investment capabilities through 4 © 2018 Glaukos Corporation

Demonstrated Financial Performance Total Net (in millions) Sales 86% Q2 2018 Gross Margin 159.3 $120M Cash & Short-Term Equivalents* * As of 6/30/2018 5 © 2018 Glaukos Corporation 2017 2018 2016 2015 2014 2013 40.143.2 Q1 Q2 4-Yr CAGR: 66% 114.4 71.7 45.6 21.0

MIGSANDBEYOND Delivering Novel Surgical & Pharmaceutical Glaucoma Therapy 6 © 2018 Glaukos Corporation

Current OAG Treatment Algorithm

IOP is measured in millimeters of mercury (mm Hg).
Normal IOP in healthy eyes ranges from 10-21 mm Hg.



Open-Angle Glaucoma Progression
1
2
3
4
5

Ocular Hypertension

IOP of 21-30 mm Hg

Target IOP	Treatment
20% ↓ from baseline; ≤ 18 mm Hg	0-1 med

Mild OAG

IOP of 25-30 mm Hg with minor optic nerve damage and visual field loss

Target IOP	Treatment
25% ↓ from baseline; ≤ 18 mm Hg	~ 1 med, laser, MIGS

Moderate OAG

IOP of > 30 mm Hg with moderate optic nerve damage and visual field loss

Target IOP	Treatment
30% ↓ from baseline; ≤ 15 mm Hg	~ 2 meds, laser, MIGS

Advanced OAG

Uncontrolled IOP with significant optic nerve damage and visual field loss

Target IOP	Treatment
35% ↓ from baseline; < 15 mm Hg	~ 3 meds, filtering surgery, tube shunt

Refractory OAG

Uncontrolled IOP with severe optic nerve damage and visual field loss

Target IOP	Treatment
35% ↓ from baseline; < 15 mm Hg (ideally ~ 12 mm Hg)	3+ meds, filtering surgery, tube shunt

7 © 2018 Glaukos Corporation

GLAUKOS

Portfolio of Micro-Scale Injectable Therapy


OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
OAG Progression

Addressing full range of glaucoma disease states and progression

iStent SA, iStent Supra, iStent infinite and iDose are not approved by the FDA.

iDose™ TRAVOPROST
- Injectable drug delivery implant; sustained drug therapy for extended periods
- Envision use alone or in combination with other MIGS devices

OCULAR HYPERTENSION | MILD | MODERATE | ADVANCED | REFRACTORY

iStent®
- Single stent therapy for combo-cataract procedures

iStent inject®
- Injectable 2-stent therapy for combo-cataract procedures

iStent® SA
- Injectable 2-stent therapy for standalone procedures

iStent SUPRA®
- Accesses secondary outflow pathway; envision use primarily in combination with other MIGS devices

iStent infinite™
- Injectable 3-stent therapy for standalone procedures

8 © 2018 Glaukos Corporation

GLAUKOS®

5 in 5: Estimated Cadence of Major New U.S. Product Introductions OCULAR HYPERTENSION 2021-22 TM REFRACTORY OAG Progression MILD OCULAR HYPERTENSION ADVANCED MODERATE MILD MODERATE ADVANCED REFRACTORY Addressing full range of glaucoma disease states and progression 2012 2020-21 TM 2018 ® 2023 2020 iStent SA, iStent Supra, iStent infinite and iDose are not approved by the FDA. 9 © 2018 Glaukos Corporation

iDoseTM Travoprost: First-of-a-Kind Intraocular Drug Delivery Device Retaining Cap OCULAR HYPERTENSION TM Elution Membrane REFRACTORY Drug Reservoir OAG Progression MILD Titanium implant (1.8 mm x 0.5 mm) designed for continuous drug delivery directly into anterior chamber ADVANCED MODERATE Scleral Anchor Filled with proprietary, novel and uber-potent formulation of travoprost; membrane-controlled Fickian elution; zero-order rates demonstrated in vitro and in vivo Elegant and facile injectable procedure; bypassing cornea allows for micro-elution rates to achieve therapeutic index Anchor keeps device in place and facilitates straightforward exchange upon drug depletion iDose Travoprost is an unapproved drug and limited by US law to investigational use 10 © 2018 Glaukos Corporation

iDoseTM Travoprost US Phase II: Preliminary Efficacy Results Average IOP reductions through Month 12 ranging from 7.9 to 8.5 mmHg in the implant arms Average IOP Reductions from Baseline through Month 12* 9.0 8.5 8.4 8.4 8.5 8.2 7.9 8.0 Represents 32-33% reduction in the implant arms 7.6 7.5 7.0 6.5 6.0 Week 12 54 Month 6 53 Month 9 42 Month 12 24 n= 51 49 50 49 35 40 25 25 iDose Travoprost is an unapproved drug and limited by US law to investigational use 11 © 2018 Glaukos Corporation mmHg *Calculated using all IOP observations through each data point weighted equally Fast ElutionSlow ElutionTimolol 0.5% 33% 8.0 32%7.6 30% 33% 8.0 32%7.6 30% 33% 7.9 32%7.6 30% 32% 32% 30%

iDoseTM Travoprost US Phase II: Preliminary Efficacy Results Mean number of meds Mean 1.00 Number of Medications at Month 12 were and 0.54 for the implant arms 0.56 0.90 0.80 0.72 0.70 Favorable safety profile with no hyperemia reported either implant arm 0.60 0.50 in 0.40 0.30 0.20 0.10 0.00 Week 12 54 Month 6 53 Month 9 42 Month 12 24 51 49 50 49 35 40 25 25 n= iDose Travoprost is an unapproved drug and limited by US law to investigational use 12 © 2018 Glaukos Corporation Fast ElutionSlow ElutionTimolol 0.5% 0.580.56 0.54 0.51 0.400.430.43 0.330.34 0.22 0.19

iDoseTM Travoprost: Micro-Scale Rx Injectable Therapy Medical Needs Address high rates of patient non-adherence with topical glaucoma regimens Provide sufficient duration of effect with favorable risk profile iDose Clinical Goals To achieve non-inferiority IOP reduction (comparable results) to existing topical glaucoma therapies To provide a maximal therapeutic period of IOP control (minimum of 6 months) To minimize side effects and adverse events Prostaglandin analogs are most common first-line medication for management of IOP 53% iDose Regulatory Status US IND Phase III trial underway Seeking approval in European markets and Japan “In clinical trials…Travatan or Travatan Z dosed once daily in the evening demonstrated 7-8 mm Hg reductions in IOP” Travatan Z package insert Prostaglandins Beta Blockers Alpha Agonists Combination Drugs Other iDose Travoprost is an unapproved drug and limited by US law to investigational use 13 © 2018 Glaukos Corporation

iDoseTM Travoprost Procedure iDose Travoprost is an unapproved drug and limited by US law to investigational use 14 © 2018 Glaukos Corporation

iDoseTM Travoprost Exchange (Removal) Procedure iDose Travoprost is an unapproved drug and limited by US law to investigational use 15 © 2018 Glaukos Corporation

Combination-Cataract Therapy for Mild to Moderate OAG



OCULAR HYPERTENSION
MILD
MODERATE
ADVANCED
REFRACTORY
OAG Progression

iStent Supra is not approved by the FDA

iStent TRABECULAR MICRO-BYPASS

FDA approved in 2012; flagship MIGS device

Heparin-coated stent, pre-loaded in inserter

Ergonomic rail design protects and accesses underlying collector channels in Schlemm's canal; retention arches help ensure secure placement



iStent inject

FDA approved in 2018

Two heparin-coated titanium trabecular bypass stents, each providing multi-directional flow

Auto-injection inserter allows surgeon to precisely implant stents through single corneal entry point in straightforward, click-and-release motion



iStent SUPRA

4 mm implant, curved to follow ocular anatomy

Lumen sized for optimal flow and minimal trauma

Heparin-coated inter-lumen designed to aid flow

Outlet location optimized to maximize flow with minimal encapsulation potential



16
© 2018 Glaukos Corporation
GLAUKOS

iStent® Real-World Clinical Experience of Single with Cataract Surgery at 54 months 19.4 20 16 Preop Year 1 Year 2 Year 3 Year 4 Year 5 Final Consistent cohort of 107 OAG eyes followed through 2 years achieved mean IOP reduction of 22% and 56% reduction in mean medications Ferguson J Berdahl J Clinical Ophthalmology 2016 Case series showed 16% reduction in mean medicated IOP; after mean follow-up of 54 months, 42% of patients were medication free Arriola-Villalobos P et al British Journal of Ophthalmology 2012 17 © 2018 Glaukos Corporation Mean IOP mmHg Mean IOP mmHg 42% Medication free 16.115.916.116.3 12 (n=19)(n=19)(n=19)(n=19)(n=16)(n=13)(n=19) 17.4 16.5 56% Reduction in mean # of 24meds 20 15.7 16 12 Preop1M6M12M18M24M (n=107)(n=102)(n=82)(n=98)(n=77)(n=107) 19.3 16.416.416.3 15.2

iStent inject® Meets Primary and Secondary Pivotal Trial Endpoints Additional showed: observed data •20% Reduction in Unmedicated IOP 75.8% Mean Unmedicated Prospective trial with 41 sites and 505 OAG subjects 387 subjects randomized to iStent inject in combination with cataract surgery 118 subjects randomized to cataract surgery only Subjects followed through 24 months with annual medication washouts IOP Reduction (mmHg) 7.0 13.9% .001 Samuelson T, ASCRS 2018 18 © 2018 Glaukos Corporation iStent inject + PhacoPhaco Alone iStent inject + cataract cohort demonstrated excellent safety profile, similar to cataract only 5.4 ¨ P 1.6 < 0 mmHg 61.9% ¨ P = 0. 003 •17.1 mmHg unmedicated mean IOP at 24M, a 31% mean reduction from unmedicated mean baseline of 24.8 mmHg •75% reduction in mean # of meds, representing a 50% or more reduction vs. control group at 23M inject® or Multiple iStent® 26 Peer-Reviewed Publications on iStent Therapy inject® + iStent inject® + Cataract Surgery iStent Cataract Surgery Reduction in Preop 6 months-1 Preop Postop Retrospective, single-site case series of 179 eyes with varying glaucoma severity and concomitant cataract surgery Harasymowycz, P. ASCRS 2018 Consecutive case series study in primarily OAG eyes; 81 implanted with iStent inject in combination with cataract surgery Hengerer F. ASCRS 2018 19 © 2018 Glaukos Corporation Mean IOP mmHg Mean IOP mmHg % Medication Free 43% mean # of 1860meds 40 14 20 100 year 45 7 16.2 13.8 68% 28n 24 20 16 12 Preop (n=81)Year 1 (n=71)Year 2 (n=52)Year 3 (n=41) Reduction i mean # of meds 22.6 14.814.514.3

Facile, Click-and-Release 2-Stent Procedure iStent inject is not approved by the FDA GLAUK! s· 20 © 2018 Glaukos Corporation

MIGS Standalone Solution for Advanced and Refractory OAG OCULAR HYPERTENSION REFRACTORY Titratable Stent Therapy TM OAG Progression MILD Three heparin-coated trabecular bypass stents, preloaded into auto injection system ADVANCED MODERATE Enhanced insertion system provides unlimited activations and smooth implantation of each stent across 5-6 clock hours of Schlemm’s canal Less invasive, faster recovery and fewer complications than conventional late-stage procedures; no bleb formation International study of OAG patients (n=119) with unmedicated IOP of 22-38 mm Hg; randomized to receive 1, 2 or 3 stents in standalone procedure; follow-up to continue for 5 years Katz LJ et al Clinical Ophthalmology 2018 iStent infinite is not approved by the FDA 21 © 2018 Glaukos Corporation Mean IOP mm Hg 261 Stent 22 18 14 10 Mean preopMean preop IOPMonth 36-37 post-medicated IOPafter washoutwashout IOP 2 Stent 3 Stent 17.4 15.8 14.2

MIGS Standalone Solution for Advanced and Refractory OAG iStent infinite is not approved by the FDA 22 © 2018 Glaukos Corporation

Standalone 2-Stent Therapy for Mild to Moderate OAG OCULAR HYPERTENSION ® REFRACTORY OAG Progression MILD 2 Standalone Stents Two heparin-coated titanium stents, preloaded into auto injection system ADVANCED MODERATE Tapered insertion sleeve yields smooth insertion during closed-chamber procedure in pseudophakic patients Ability to enter the eye once to implant both stents in straightforward click-and-release motion International, prospective study; all patients (n=57) on 1 preoperative glaucoma medication; at 42M, 95% of eyes remained medication free Lindstrom R ASCRS 2018 iStent SA is not approved by the FDA 23 © 2018 Glaukos Corporation mmHg 2624.4 22 18 14 10 PreopBaselineMonth 1Month 12 Month 24 Month 36 Month 42 (Washout) 19.5 14.314.214.1 13.113.2

Market Leader with Market-Expanding Pipeline vs. Single-Product Competitors

Mild to Moderate

Alcon CyPass™

- 6.35 mm polyimide shunt implanted *ab interno* into suprachoroidal space
- Approved by FDA in 2016 for combo-cataract procedures; voluntarily withdrawn from market in 2018

Ivantis Hydrus™

- 8 mm nitinol device implanted *ab interno* into Schlemm's canal
- Approved by FDA in 2018 for combo-cataract procedures
- Manual rotary insertion

Refractory

Allergan XEN™

- 6 mm collagen shunt implanted *ab interno* into subconjunctival space
- Creates bleb; requires use of antimetabolite
- Approved by FDA in 2016 for combo-cataract or standalone procedures



GLAUKOS
iStent Inject
iStent
iStent Supra
XEN
CyPass
Hydrus

24 © 2018 Glaukos Corporation

GLAUKOS

Potentially Expanding Our Annual Market Opportunity 7x+

OHT/POAG prevalence: ~18M eyes

8.2M eyes diagnosed and treated

Growing 3.5% annually

33% of standalone OHT/POAG population is pseudophakic

Combination therapy drives more opportunity for Glaukos portfolio

Total global opportunity

2x

US Annual Opportunity*

(eyes)



~ 0.6M
iStent
iStent inject
iStent SUPRA
Mild-Mod POAG/Combo-cataract
~ 0.8M
iStent infinite
Adv-Refractory POAG/Standalone
~ 3.8M
iDose TRAVOPROST
OHT-Refractory POAG/Standalone
~ 4.3M
iStent SA
Mild-Mod POAG/Standalone

Total Dx & Treated Prevalence (eyes)	2.4M	8.4M	11.1M
Total Prevalence (eyes)	2.8M	17.3M	21.7M

** 2017 market opportunity; based on Glaukos algorithm of physician preference and combination therapy utilization; assumes full product portfolio availability for physician*

25 © 2018 Glaukos Corporation

GLAUKOS

MIGSANDBEYOND Platform Development 26 © 2018 Glaukos Corporation

Glaukos Platform Pillars


GLAUKOS
SURGICAL
iStent®
iStent inject®
iStent infinite™
iStent® SA
iStent Supra®

Restoring natural, physiological outflow

- MIGS pioneer with unrivaled portfolio of micro-scale glaucoma devices
- Breakthrough *ab interno* surgical innovation
- Deep experience and demonstrated track record in micro-engineering design, assembly and manufacturability
- Regulatory strategy and market positioning focused on large patient populations and full range of glaucoma progression

iStent SA, iStent Supra and iStent infinite are not approved by the FDA

27 © 2018 Glaukos Corporation
GLAUKOS

Glaukos Platform Pillars • Leveraging unique expertise in micro-mechanical design, assembly and filling processes Building seasoned ocular drug delivery team of 30+ chemists, scientists and engineers from leading pharmaceutical companies Entered into pharmaceutical development agreement with D. Western Therapeutics Institute to explore novel rho kinase (ROCK) inhibitor compounds Understanding necessary drug characteristics and predictability for delivery via iDoseTM system • • D. Western Development Agreement iDoseTM Travoprost • • • • • Small-molecule APIs, high potency, low aqueous solubility Receptor does not lose sensitivity during long-term dosing Potential for reduced side effects vs. topical delivery Molecular structure chemically stable over time Sustained therapy pharmaceuticals iDose Travoprost is an unapproved drug and limited by US law to investigational use 28 © 2018 Glaukos Corporation

Glaukos: Key Takeaways Delivering novel surgical and pharmaceutical glaucoma therapy Validating iDoseTM drug delivery system and developing new sustained pharmaceuticals platform Extending leadership in MIGS treatment class with industry’s most comprehensive surgical offering Delivering solid cadence of market-expanding product introductions for next 5+ years Addressing important unmet clinical needs in large and growing markets Becoming multi-faceted organization capable of transforming glaucoma therapy • • • • • 29 © 2018 Glaukos Corporation

30 © 2018 Glaukos Corporation 3